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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (Date of earliest event reported): November 6, 2003


                              EMERGING VISION, INC.
             (Exact name of registrant as specified in its charter)


         New York                     1-14128                 11-3096941
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification No.)


                         100 Quentin Roosevelt Boulevard
                           Garden City, New York 11530
               (Address of principal executive offices) (Zip Code)

                                 (516) 390-2100
                         (Registrant's telephone number,
                              including area code)



                                 Not Applicable
          (Former name or former address, if changed since last report)






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Item 5.  Other Events
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     On November 6, 2003,  Emerging  Vision,  Inc. (the  "Registrant")  issued a press release announcing that the unsolicited offer to acquire all of the outstanding capital stock of the Registrant, which was received by the Registrant on June 5, 2003, has been rescinded, by the offeror, in all respects. A copy of such press release is attached as Exhibit 99.1 hereto. The press release is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a) and (b) Not Applicable.

(c) The following exhibit is filed with this report:


Exhibit No.       Document

99.1 Press Release, dated November 6, 2003, with respect to the Registrant's receipt of notice of the rescission, in all respects, of the unsolicited offer to acquire all of Registrant's outstanding capital stock.








                          [Signature on following page]









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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        EMERGING VISION, INC.


                                        By:  /s/ Christopher G. Payan
                                        ---------------------------------------
                                        Name:  Christopher G. Payan
                                        Title: Senior Vice President,
                                               Co-Chief Operating Officer and
                                               Chief Financial Officer





Date:    November 12, 2003














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                                  EXHIBIT INDEX
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Exhibit No.       Document

99.1 Press Release, dated November 6, 2003, with respect to the Registrant's receipt of notice of the rescission, in all respects, of the unsolicited offer to acquire all of Registrant's outstanding capital stock.












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                                                                EXHIBIT NO. 99.1

                                                           FOR IMMEDIATE RELEASE


Offer to Acquire All of Emerging Vision, Inc.'s Outstanding
Capital Stock Rescinded


     GARDEN  CITY,  N.Y. -  November  6, 2003 - Emerging  Vision,  Inc.  (OTCBB:
ISEE.OB) today announced that the offer to acquire all of the outstanding capital stock of the Company for a purchase price of $0.07 per share (the "Offer"), which was made in June of this year by Horizons Investors Corp., Drs. Robert and Alan Cohen, and certain members of the Cohen family (the "Offering Group"), has, as of November 5, 2003, been rescinded, in all respects, by the Offering Group.

     The Company has no additional information with respect to the Offering Group's rescission of the Offer.


About Emerging Vision

     Emerging Vision, Inc. operates one of the largest chains of retail optical stores and one of the largest franchised optical chains in the United States, with approximately 186 franchised and Company-owned stores located in 23 states, the District of Columbia, Ontario, Canada and the U.S. Virgin Islands, principally operating under the names "Sterling Optical" and "Site for Sore Eyes".


     THIS STATEMENT MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS, WHICH MAY INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, AND OTHER FACTORS NOT UNDER THE COMPANY'S CONTROL, WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE AND ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM THE RESULTS, PERFORMANCE, OR EXPECTATIONS OF THE COMPANY. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, THOSE DETAILED IN THE COMPANY'S PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.


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Contact:
     Emerging Vision, Inc.
     Christopher G. Payan, 516/390-2134
     chris.payan@sterlingoptical.com